EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jan Bennink, Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ Jan Bennink
Jan Bennink Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Calvin Darden, Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ Calvin Darden
Calvin Darden Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. Phillip Humann, Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ L. Phillip Humann
L. Phillip Humann Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Orrin H. Ingram II, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ Orrin H. Ingram II
Orrin H. Ingram II Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Thomas H. Johnson, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ Thomas H. Johnson
Thomas H. Johnson Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Véronique Morali, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ Véronique Morali
Véronique Morali Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Andrea Saia, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ Andrea Saia
Andrea Saia Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Garry Watts, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ Garry Watts
Garry Watts Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Curtis R. Welling, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ Curtis R. Welling
Curtis R. Welling Director, Coca-Cola Enterprises, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Phoebe A. Wood, a Director of Coca-Cola Enterprises, Inc. (the “Company”), do hereby appoint Manik H. Jhangiani, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and Suzanne N. Forlidas, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ Phoebe A. Wood
Phoebe A. Wood Director, Coca-Cola Enterprises, Inc.